                                 EXHIBIT 10.11



































                                  EXH 10.11

                    DEFERRED COMPENSATION AGREEMENT


     THIS AGREEMENT is made and entered into as of this 15th day of July, 1997, by AFLAC INCORPORATED, a Georgia corporation (hereinafter referred to as the "Company"), and PAUL S. AMOS, a resident of the state of Georgia (hereinafter referred to as the "Employee").

                              WITNESSETH:

     WHEREAS, the Employee has rendered and continues to render outstanding and valuable services to the Company in such capacity; and

     WHEREAS, the Company wishes to reward the Employee for such services, to retain his full and undivided commitment to the interests of the Company both before and after his retirement as an active employee of the Company, and to fairly compensate him for such services and commitment; and

     WHEREAS, the Company intends that this Agreement shall be considered an unfunded nonqualified retirement plan maintained by the Company primarily for the purpose of providing deferred compensation for Employee, who is a highly compensated employee of the Company, and this Agreement shall be construed in all respects in accordance with such intended purposes; and

     WHEREAS, the Employee and Company intend that this agreement to clarify the terms of the executive deferral plan for the Employee and to specify the terms and conditions of the payment of such deferred compensation to the Employee (or his beneficiaries).

     NOW, THEREFORE, the Company and the Employee hereby agree as follows:

                                 ARTICLE 1
                                DEFINITIONS

     The following words and phrases as used in this Agreement shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

1.1 ACCOUNT shall mean an unfunded bookkeeping account which shall be established by the Company and to which shall be credited the Employee's Deferred Amounts, plus the interest adjustment provided herein, less the amount of any subsequent distributions to the Employee (or his Beneficiaries).

1.2 BENEFICIARY OR BENEFICIARIES shall mean any person or persons designated by the Employee in a written instrument signed by the Employee and delivered to the Secretary of the Company to receive amounts payable in accordance with this Agreement in the event of his death. In the absence of such a designation, or if a designated person is not alive or cannot be located at the time payment is to be made, the Employee's estate shall be deemed to be the Employee's Beneficiary.

1.3  BOARD shall mean the Board of Directors of the Company.




                                 EXH 10.11-1

1.4 COMPANY shall mean AFLAC INCORPORATED, a Georgia corporation, and its successors and assigns, and any other corporation, partnership or sole proprietorship into which the Company may be merged or consolidated unless such organization indicates in writing that it does not approve of such automatic succession.

1.5 CODE shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.6 DEFERRAL PERIOD shall mean the period commencing on the effective date of this Agreement through December 31, 1997, and each calendar year thereafter.

1.7 DEFERRED AMOUNTS shall mean any amount credited to the Employee's Account pursuant to an election by the Employee to defer current compensation, as described in Article 2 hereof.

1.8  EFFECTIVE DATE shall mean July 1, 1997.

1.9 ERISA shall mean the Employee Retirement Income Security Act of 1974 as amended from time to time.

1.10 INSOLVENCY shall mean, with respect to the Company, the occurrence of any of the following:

     (a)  The Company's inability to pay its debts as they become due;

     (b) The Company's becoming subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

1.11 TRUST shall mean the trust created under the Trust Agreement for the purpose of aiding the Company in satisfying its liabilities under this Agreement, the assets of which shall always remain subject to the claims of the Company's creditors in the event of the Company's Insolvency.

1.12 TRUST AGREEMENT shall mean the agreement between the Trustee and the Company creating the Trust accompanying this Agreement.

1.13 TRUST FUND shall mean the assets of the Trust held by the Trustee pursuant to the provisions of the Trust Agreement.

1.14 TRUSTEE shall mean the entity, person or persons who have entered into the Trust Agreement with the Company to act as trustee(s) of the Trust Fund.

                                  ARTICLE 2
                       AMOUNT OF DEFERRED COMPENSATION

2.1 COMMENCEMENT OF DEFERRALS. The Employee may elect to defer up to one hundred percent (100%) of his salary and bonus for each calendar year (the "Deferral Amounts") during the Deferral Period as deferred compensation, as long as an appropriate written deferral election is made by the Employee prior to the date he renders services for such amounts to become payable to him. The deferral amounts shall be credited to the Employee's Account as soon as practicable after such deferrals have been made. For the calendar year in which the Agreement becomes effective, the Employee may elect within 30 days after the Agreement becomes effective to elect to defer his salary and bonus for the remainder of the calendar year.

                                 EXH 10.11-2

2.2 CESSATION OF DEFERRALS. Deferrals shall immediately cease under this Agreement as of the date of the Employee's termination of employment for any reason.

2.3 EARNINGS ON DEFERRAL AMOUNTS. Until distributed, as of each December 31 during the Deferral Period, the Employee's Account shall be credited with interest on an annual basis at a percentage rate which is equal to earnings for the calendar year on the investments of the Trust Fund.

2.4 VESTING OF ACCOUNT. The Employee shall be fully vested in his Account at all times, and therefore, all Deferral Amounts will be subject to tax withholding under the Federal Insurance Contributions Act.

                                  ARTICLE 3
                           DISTRIBUTION OF ACCOUNT

3.1 TIMING OF DISTRIBUTIONS. Except as provided in Section 3.3, the Company shall commence payment to Employee of his Account as of the first day of the month following the event elected by Employee for each Deferral Period as set forth in the attached election form. Such election shall be made at the time the deferral is made pursuant to Section 2.1.

3.2 FORM OF PAYMENT. Distributions pursuant to Section 3.1 above shall be made in the manner elected by Employee. For each calendar year election described in Section 2.1, Employee may elect among the various payout forms described in such election including but not limited to lump-sum at retirement or payment of annual installments over a period of years. Such election shall be made at the time Employee elects a Deferral for each calendar year in accordance with Section 2.1.

3.3 EARLY DISTRIBUTIONS FROM THE AGREEMENT. Notwithstanding Section 3.1, distributions of Employee's Account shall be made to the Employee in lump-sum within 30 days of the following instances: (1) in the event of a medical hardship, including home nursing care, as determined by the Company,
(2) Change in Ownership or Control of the Company or (3) the termination of employment of the CEO of the Company. The amount of the withdrawal described in the case of medical hardship is limited to the amount necessary to meet the medical hardship.

For purposes of this Section 3.3, Change in Control shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of Company or of the sale of all or substantially all of Company's assets.



                                 EXH 10.11-3

                                 ARTICLE 4
                         CONTRIBUTIONS TO THE TRUST

4.1 GENERAL PROVISIONS. All obligations to the Employee (or his Beneficiary) created under this Agreement shall be the sole responsibility, liability, and obligation of the Company to the Trustee under the provisions of Section 4.2 below. The Employee shall have no preferred claim on, or any beneficial ownership interest in, any specific assets of the Company or any assets of the Trust. The Trust exists simply for the purpose of aiding the Company in satisfying its liabilities under this Agreement.

4.2 USE OF TRUST FUNDS TO PROVIDE AGREEMENT BENEFITS. The Company may make, in its sole discretion, at any time, or from time to time, contributions of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Any amounts contributed to the Trustee shall, if not used by the Company's general creditors in the event of the Company's Insolvency, be used for the purpose of providing benefits to the Employee under this Agreement unless such benefits are otherwise provided by the Company. All contributions made by the Company to the Trustee as well as all other Trust assets shall be subject to the claims of the Company's general creditors under federal and state law in the event of the Company's Insolvency.

4.3 USE OF TRUST FUNDS TO PROVIDE AGREEMENT BENEFITS. The principal of the Trust, and earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of providing benefits to the Employee and satisfying debt obligations to general creditors of the Company as set forth in this Agreement and Trust Agreement. Except as provided in the last two sentences of section 4.2 above and the immediately preceding sentence, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to the Employee pursuant to the terms of this Agreement.

4.4 UNSECURED INTEREST. No Employee hereunder shall have any interest whatsoever in any specific asset of the Company or of the Trust as a result of this Agreement. To the extent that any person acquires a right to receive payments under the Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company, and such obligation may be satisfied from Trust assets or by the Company, as set forth in Article 6 of this Agreement.

                                 ARTICLE 5
                          INVESTMENT OF TRUST FUND

5.1  INVESTMENT OF TRUST FUND.

     (a) GENERAL RULE. The Trust Fund, and all contributions thereto made under this Agreement, shall be invested by the Trustee who shall have exclusive authority and discretion to manage and control the Trust Fund pursuant to the terms of the Trust Agreement, subject to any investment directions allowed by the Company under subsection (b) below, and made by an authorized investment manager an indicated in such subsection, as applicable.



                                 EXH 10.11-4

     (b) INVESTMENT MANAGER. The Company may appoint one or more investment managers (as defined in ERISA Art. Sec. 3(38)) to manage, acquire or dispose of all or a portion of the Trust Fund. Any such appointment shall be made in writing, shall be communicated to the Trustee, and shall relieve the Trustee of the responsibility of exclusive authority and discretion to manage and control the Trust Fund. The Company shall promptly give written notice to the Trustee of changes of a designated investment manager. A designated investment manager may certify to the Trustee in writing the name of any person, together with a specimen signature of any such person, who is authorized to communicate and implement the investment manager's respective instructions concerning the Trust Fund. The investment manager shall promptly give written notice to the Trustee of any change in any such person. The Trustee shall be subject to the directions of such investment manager(s) which are made in accordance with the terms of this Agreement.

5.2 TRUSTEE'S RELIANCE. The Trustee may rely and act upon any certificate, notice or direction of the Company, Administrator, investment manager, or a person authorized to act on behalf of such person, that the Trustee reasonably believes to be genuine and to have been signed by the person or persons duly authorized to sign such certificate, notice or direction until otherwise notified in writing. Employee may provide recommendations to the Company as to the investments held by the Trust; however, the Company is under no obligation to invest Trust assets according to the Employee's recommendations.

                                  ARTICLE 6
                         SOURCE OF PAYMENT OF BENEFITS

6.1 GENERAL PROVISIONS. All payment obligations to the Employee created under this Agreement shall be the sole responsibility, liability, and obligation of the Company regardless of any contributions made by the Company to the Trustee. Although it is anticipated that payment of benefits provided under this Agreement shall be made by the Trustee to the extent that the Trust Fund is sufficient to pay such benefits, the Company, in lieu of such payment by the Trustee, may pay any benefit obligation hereunder as it becomes due under the terms of the Agreement. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Agreement, the Company shall have the obligation to make the balance of each such payment as it falls due.

                                   ARTICLE 7
                                ADMINISTRATION

7.1 ADMINISTRATOR. The Company may designate one or more individuals to administer the provisions of this Agreement. In the absence of such a designation, the Board shall carry out the responsibilities of the Administrator.

7.2 POWERS AND RESPONSIBILITIES. The Administrator shall have complete control of the administration of the Agreement hereunder, with all powers necessary to enable it to properly carry out its duties as set forth in this Agreement. The Administrator shall have the following duties and responsibilities:

     (a) to interpret the terms of the Agreement and to determine all questions that shall arise thereunder;
                                 EXH 10.11-5

     (b)  to have all powers elsewhere herein conferred upon it;

     (c)  to provide procedures for determination of claims for benefits;

     (d) to determine the benefits of the Agreement to which the Employee may be entitled;

     (e)  to maintain and retain records relating to the Employee;

     (f) to prepare and furnish to the Employee all information required under federal law or provisions of the Agreement to be furnished to him;

     (g) to prepare and furnish to the Trustee sufficient data so that the Trustee may make payments of benefits;

     (h) to prepare and file or publish with the Secretary of Labor, the Secretary of the Treasury, their delegates and all other appropriate government officials all reports and other information required under law to be filed or published;

     (i) to provide directions to the Trustee with respect to all matters where called for in the Agreement or requested by the Trustee; and

     (j)  to engage assistants and professional advisors.

7.3  RECORDS OF ADMINISTRATOR.

     (a) WRITTEN DIRECTIONS TO TRUSTEE. Any notice, direction, order, request, certification or instruction of the Administrator to the Trustee shall be in writing and shall be signed by a member of the Board or Administrator. The Trustee and every other person shall be entitled to rely conclusively upon any and all such notices, directions, orders, requests, certifications and instructions received from the Board or Administrator and reasonably believed to be properly executed, and shall act and be fully protected in acting in accordance therewith.

     (b) WRITTEN DETERMINATIONS OF THE ADMINISTRATOR. All acts and determinations of the Administrator shall be duly recorded, and all such records, together with such other documents as may be necessary for the administration of the Agreement, shall be preserved in the custody of the Administrator.

7.4 CONSTRUCTION OF THE AGREEMENT. The Administrator shall take such steps as are considered necessary and appropriate to remedy any inequity that results from incorrect information received or communicated in good faith or as the consequence of an administrative error. The Administrator shall interpret the Agreement and shall determine the questions arising in the administration, interpretation and application of the Agreement. The Administrator shall correct any defect, reconcile any inconsistency or supply any omission with respect to the Agreement.

7.5 INDEMNIFICATION. The Administrator and each member thereof shall be indemnified by the Company against judgment amounts, settlement amounts (other than amounts paid in settlement to which the Company does not consent) and expenses reasonably incurred by the Administrator or him in connection with any action to which the Administrator or he may be a party (by reason of his service as a member of an Administrator) except in

                                 EXH 10.11-6
relation to matters as to which the Administrator or he shall be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of its or his duties. The foregoing right to indemnification shall be in addition to such other rights as such Administrator or each Administrator member may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which such Administrator or each Administrator member may be entitled pursuant to the by-laws of the Company. Service of the Administrator shall be deemed in partial fulfillment of an Administrator member's function as an employee, officer and/or director of the Company, if he serves in such other capacity as well.

                                  ARTICLE 8
                         AMENDMENT OR TERMINATION

8.1 CONTINUATION OF AGREEMENT. The continuation of this Agreement by the Company is entirely a voluntary act on the part of the Company, and the continuation of this Agreement is not a contractual obligation of the Company. The Board reserves and retains the right to amend and/or terminate this Agreement as set forth in this Article.

8.2 RIGHT TO AMEND AGREEMENT. The Company reserves the right, at any time, to modify or amend, in whole or in part, any or all of the provisions of the Agreement. Any amendment to the Agreement shall be prospective only.
Except as may be otherwise required by law, there shall be no restrictions or limitations on the Board's power to amend this Agreement, except that no amendment to, or modifications of, this Agreement shall decrease or eliminate the Account of the Employee hereunder as determined as of the date of execution of such amendment or modification.

8.3 RIGHT TO TERMINATE AGREEMENT. Upon mutual agreement of the parties hereto, the Board shall have the right, at any time, to wholly or partially terminate the Agreement if necessary or desirable in the opinion of the Board.

8.4 DISTRIBUTIONS UPON TERMINATION. If the Agreement is terminated, the Account of the Employee shall be distributed to the Employee pursuant to the provisions of the Agreement.

                                 ARTICLE 9
                               MISCELLANEOUS

9.1 EMPLOYEE'S RIGHTS TO EMPLOYMENT, ETC. Nothing contained in the Agreement or the establishment of the Trust, or any modification thereof, or the creation of any fund, or the payment of any benefits, shall be construed to give any individual or Employee, any rights to continued employment or continued performance of services for the Company or any Affiliate, any legal or equitable right against the Company or an Affiliate, or any officer, director or employee thereof, or the Trustee, or its agents or employees, except as herein provided.

9.2  CLAIMS PROCEDURES.

     (a) FILING A CLAIM. All claims and requests for benefits under the Agreement shall be directed to the attention of the Administrator in writing. The writing must be reasonably calculated to bring the claim to the attention of the Administrator.
                                 EXH 10.11-7

     (b) NOTIFICATION OF DENIAL. If the Administrator determines that any individual who has claimed a right to receive benefits under the Agreement (the "claimant") is not entitled to receive all or any part of the benefits claimed, the claimant shall be informed in writing of the specific reason or reasons for the denial, with specific reference to pertinent Agreement provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why said material or information is necessary and a description of the review procedures set forth in subsection (d) below.

     (c) TIMING OF NOTIFICATION. The claimant shall be so notified of the Administrator's decision within 90 days after the receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, the Administrator shall furnish the claimant written notice of the extension prior to the termination of the initial 90-day period. In no event shall said extension exceed a period of 90 days from the end of said initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Administrator expects to render a final decision. If for any reason, the claimant is not notified within the period described above, the claim shall be deemed and the claimant may then request review of said denial, subject to the provisions of subsection (d) below.

     (d) REVIEW PROCEDURE. The claimant or his duly authorized representative may, within 60 days after notice of the Administrator's decision, request a review of said decision, review pertinent documents and submit to the Board such further information as will, in the claimant's opinion, establish his rights to such benefits. If upon receipt of this further information, the Board determines that the claimant is not entitled to the benefits claimed, it shall afford the claimant or his representative reasonable opportunity to submit issues and comments in writing and to review pertinent documents. If the claimant wished, he may request opportunity for a full and fair hearing on the issue as soon as is reasonably possible under the circumstances. The Board shall render its final decision with the specific reasons therefor in writing and in a manner calculated to be understood by the claimant.

     (e) TIMING OF FINAL DECISIONS. The Board's final decision shall include specific references to the pertinent Agreement provisions on which the decision is based, and shall be transmitted to the claimant by certified mail within 60 days of receipt of claimant's request for such review, unless special circumstances require a further extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the Board holds regularly scheduled meetings at least quarterly, in lieu of the time period described above, the Board's decision on review shall be made by no later than the date of the meeting of the Board which immediately follows its receipt of the request for review, unless said request is filed within 30 days preceding the date of said meeting in which case a decision shall be made no later than the date of the second meeting following its receipt of said request for review. If special circumstances require a further extension of time for processing, decision shall be rendered not later than the third meeting of the Board following its receipt of the request for review. If a decision on review is

                                 EXH 10.11-8
not furnished within the time period described above, the claim shall be deemed denied on review.

     (f) PREREQUISITE TO COMMENCEMENT OF LEGAL ACTION. No legal action may be commenced by any claimant unless the claimant has filed his claim and appealed his claim to the Board pursuant to the foregoing procedures specified in this section.

9.3 NONALIENATION OR ASSIGNMENT. Except as otherwise provided by applicable law, none of the benefits under this Agreement is subject to the claims of creditors of the Employee, and will not be subject to attachment, garnishment, or any other legal process whatsoever. The Employee may not assign, sell, borrow on, or otherwise encumber any of his interest in the Agreement, nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements, or torts of the Employee.

9.4 PAYMENTS TO OTHERS ON BEHALF OF THE EMPLOYEE. In making any distribution to or for the benefit of any incompetent Employee who, in the opinion of the Administrator, is incapable of properly using, expending, investing, or otherwise disposing of such distribution, the Administrator, in its sole and complete discretion may, but need not, order the Trustee to make, or have the Company make, such distribution to a legal guardian or other relative of any incompetent, or to any adult with whom such person temporarily or permanently resides; and any such guardian, relative, or other person shall have full authority and discretion to expend such distribution for the use and benefit of such person; and the receipt of such guardian, relative, or other person shall be a complete discharge to the Trustee, the Company, the Administrator, and this Agreement, without any responsibility on the part of the Company, the Administrator or the Trustee to see to the application of amounts so distributed.

9.5 LOCATION OF PAYEE; UNCLAIMED BENEFITS. In the event that all, or any portion, of the distribution payable to an Employee hereunder shall, at the expiration of a reasonable time after it has become payable, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address of such person, and after further diligent effort, to ascertain the whereabouts of such person, the amount so distributable shall be forfeited.

9.6 GOVERNING LAW. This Agreement shall be administered in the United States of America, and its validity, construction, and all rights hereunder shall be governed by the laws of the United States under ERISA to the extent applicable. To the extent that ERISA shall not be applicable, the Agreement shall be administered under the laws of the State of Georgia. If any provision of the Agreement shall be held invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

9.7 RECOVERY OF MISTAKEN PAYMENTS. If any benefit is paid to an Employee in an amount that is greater than the amount payable under the terms of the Agreement, the Agreement shall recover the excess benefit amount by eliminating or reducing the Employee's future benefit payments, if any. Whether or not further benefits are payable to the Employee under the Agreement, the Administrator, in its discretion, may employ such means as are available under applicable law to recover the excess benefit amount on behalf of the Company from the Employee.


                                 EXH 10.11-9

9.8 ACTION OF COMPANY AND ADMINISTRATOR. Except as may be specifically provided, any action required or permitted to be taken by the Company or the Administrator may be taken on behalf of such person by any entity or individual who has been delegated the proper authority.

9.9 GENDER AND NUMBER. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

9.10 HEADINGS. The titles in this Agreement are inserted for convenience of reference; they constitute no part of the Agreement, and are not to be considered in the construction hereof.

9.11 LIABILITY LIMITED. To the extent permitted by ERISA and/or other applicable law, neither the Administrator, nor any member thereof, nor the Company shall be liable for any acts of omission or commission in administering the Agreement, except for his or its own individual, willful misconduct. The Company and each member of the Administrator shall be entitled to rely conclusively on all table, valuations, certificates, opinions and reports which shall be furnished by an actuary, accountant, Trustee, insurance company, counsel or other expert who shall be employed or engaged by the Administrator or the Company.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers and its corporate seal to be affixed hereto, all as of the date first above written.

                                   AFLAC INCORPORATED


                                   By:   /s/ M. A. Durant
                                       -----------------------------------

                                   Title:  Senior Vice President
                                          --------------------------------


                                   Attest:  /s/ Diana Green
                                           -------------------------------

                                   Title:  Secretary - Corporate Services
                                           -------------------------------



                                   EMPLOYEE


                                   /s/ Paul S. Amos
                                   ---------------------------------------









                                EXH 10.11-10